Exhibit 99.1

ARTICLE V—CAPITAL STOCK

Section 1. Stock Certificates and Uncertificated Shares.

(a) The shares of the Corporation’s stock may be certificated or uncertificated, as provided under Delaware law. Stock Certificates shall be in such form as may be approved by the Board of Directors, which shall set forth the number and kind of shares owned by the stockholder. Such certificates shall be signed by the Chairman of the Board or the President and by the Secretary, one of whose signatures may be facsimile. Where such certificate is signed by a transfer agent or an assistant transfer agent, or by a transfer clerk acting on behalf of the corporation and a registrar, the signature of either or both of the above named officers may be facsimile.

(b) Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice that shall set forth the name of the Corporation, that the Corporation is organized under the laws of the State of Delaware, the name of the shareholder, the number and class (and the designation of the series, if any) of the shares represented, and any restrictions on the transfer or registration of such shares of stock imposed by the Corporation’s articles of incorporation, these Bylaws, any agreement among shareholders or any agreement between shareholders and the Corporation.

(c) Except as otherwise provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificated shares of the same class and series shall be identical.

Section 2. Transfer of Shares.

(a) Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate or evidence of the issuance of uncertificated shares to the shareholder entitled thereto, cancel the old certificate and record the transaction upon the Corporation’s books. Upon the surrender of any certificate for transfer of stock, such certificate shall at once be conspicuously marked on its face “Cancelled” and filed with the permanent stock records of the Corporation.

(b) Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the shareholder entitled thereto and the transaction shall be recorded upon the books of the Corporation. If the Corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile.

(c) The Board of Directors may appoint a transfer agent and one or more co-transfer agents and registrar and one or more co-registrars and may make or authorize such agent to make all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of stock.

Section 3. Shareholders of Record. Registered stockholders only shall be entitled to be treated by the Corporation as the holders in fact of the stock standing in their respective names and the Corporation shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by the laws of Delaware. If the Board of Directors takes any action pertaining to a shareholder right, dividend or other benefit, of any kind other than the right to receive notice and to vote at a meeting of the stockholders, and does not fix a record date for such purpose, the close of business on the day on which the Board of Directors adopts the resolution pertaining to the action taken shall be the record date for such purpose.

Section 4. Lost, Stolen or Destroyed Certificates. In case of loss of or destruction of any certificate of stock, no certificate or uncertificated shares shall be issued in place of any such certificate except on production of evidence satisfactory to the Secretary of the Corporation of such loss, destruction or theft, the furnishing of a Lost Instrument Indemnity Bond in such amount sufficient to indemnify the Corporation (but not less than twice the value of the shares represented by the certificate) and which such terms and such surety as the Secretary may require. A new certificate issued by the Corporation in place of one lost, stolen or destroyed, shall have plainly marked across its face the word “Duplicate.”

Section 5. Regulations. The Board of Directors shall have power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer, conversion and registration of certificates for shares of the capital stock of the Corporation.

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